                                                                    PAGE 1

                                    Delaware
                              ---------------------
                                 The First State

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE
OF "STEAMBOAT GEOTHERMAL LLC" AS RECEIVED AND FILED IN THIS OFFICE.

      THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

      CERTIFICATE OF FORMATION, FILED THE TWENTY-FIFTH DAY OF NOVEMBER, A.D.
1996, AT 9 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "STEAMBOAT ENVIROSYSTEMS,
L.L.C." TO "U.S. ENERGY GEOTHERMAL LLC", FILED THE FIRST DAY OF OCTOBER, A.D.
2001, AT 9 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "U.S. ENERGY GEOTHERMAL
LLC" TO "STEAMBOAT GEOTHERMAL LLC", FILED THE TWENTY-NINTH DAY OF JULY, A.D.
2003, AT 4:45 O'CLOCK P.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE
ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.

                                       /s/ Harriet Smith Windsor
                      [STAMP]          -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

2687773 8100H                          AUTHENTICATION: 2851485

040007067                                        DATE: 01-06-04

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 10/01/2001
                                                         010487390 - 2687773

              CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION

                                       OF

                         STEAMBOAT ENVIROSYSTEMS, L.L.C

      Steamboat Envirosystems, L.L.C. (hereinafter called the "company"), a limited liability company organized and existing under and by virtue of the
Limited Liability Company Act of the State of Delaware, does hereby certify:

            1. The name of the limited liability company is Steamboat
Envirosystems, L.L.C.

            2. The certificate of formation of the company is hereby amended by striking out Article First thereof and by substituting in lieu of said
Article the following new Article:

                  FIRST: The name of the limited liability company is U.S.
                  Energy Geothermal LLC.

Executed on this 30th day of August, 2001.

                                                 /s/ Geran Mornhed
                                                 ------------------------
                                                 Geran Mornhed, President

                                     Delaware Domestic Limited Liability Company
00105089.WPD:1                       Certificate of Amendment 1/96 - 1

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 04:45 PM 07/29/2003
                                                     FILED 04:45 PM 07/29/2003
                                                   SRV 030495195 - 2687773 FILE

                            CERTIFICATE OF AMENDMENT

                        TO THE CERTIFICATE OF FORMATION

                                       OF

                           U.S. ENERGY GEOTHERMAL LLC

      1. The name of the company is U.S. Energy Geothermal LLC.

      2. Article First of the Certificate of Formation is hereby amended to read as follows:

            "The name of the limited liability company is Steamboat Geothermal
             LLC."

      3. Article Second of the Certificate of Formation is hereby amended to read as follows:

            "The name of the registered agent of the Limited Liability Company in the State of Delaware is HIQ Corporate Services, Inc. The address of the registered agent in the State of Delaware is 15 East North
            Street, in the city of Dover, county of Kent, Delaware, 19901."

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of
      Amendment this 29th day of July 2003.

                                                ORNI 7 LLC
                                                Its Sole Member
                                                by ORMAT NEVADA INC, Its Manager

                                                By: /s/ Connie Stechman
                                                Print Name: Connie Stechman
                                                Its: Assistant Secretary

                                                                         7/23/03

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/25/1996
                                                          960344626 - 2687773

                            CERTIFICATE OF FORMATION

                                       OF

                         STEAMBOAT ENVIROSYSTEMS, L.L.C.
                     (a Delaware limited liability company)

      FIRST:    The name of the limited liability company is:
                Steamboat Envirosystems, L.L.C.

      SECOND:   The address of its registered office in the State of Delaware is to be Corporation Service Company, 1013 Centre Road,
                Wilmington, Delaware 19805, and its registered agent at such address is Corporation Service Company.

      IN WITNESS WHEREOF, the undersigned authorized person has executed this
Certificate of Formation of Steamboat Envirosystems, L.L.C. this 25th day of
November, 1996.

                                        /s/ Susan Fields
                                        -------------------------------
                                        Susan Fields, Authorized Person